UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

Veritone, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5291 California Avenue, Suite 350 Irvine, California	92617
(Address of principal executive offices)	(Zip Code)

(888) 507-1737

(Registrant’s telephone number, including area code)

Not-Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 14, 2025, Veritone Inc. (the “Company”) announced certain preliminary, unaudited financial results for the quarter ended September 30, 2025. In particular, the Company expects:

•	Revenue between $28.5 million to $28.7 million, representing an increase of 30.5% (measured at the midpoint) as compared to the quarter ended September 30, 2024;

•	Net loss between $29.3 million to $19.3 million, representing a 7.9% increase (measured at the midpoint) as compared to net loss from continuing operations in quarter ended September 30, 2024; and

•

Non-GAAP net loss between $5.5 million to $6.0 million, representing a 48.2% increase (measured at the midpoint) as compared to Non-GAAP net loss from continuing operations in quarter ended September 30, 2024.

The above financial results for the quarter ended September 30, 2025 are preliminary, unaudited estimates and are subject to change until the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. The Company is currently finalizing its results for the quarter ended September 30 2025 and, as a result, these preliminary estimates are based solely on information available to management as of the date of this Current Report on Form 8-K. The Company’s actual results may differ from these estimates due to the completion of its quarter-end closing procedures, final adjustments and developments that may arise or information that may become available between now and the time the Company’s financial results are finalized and included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. The preliminary, unaudited financial results do not present all necessary information for a complete understanding of the Company’s financial condition as of September 30, 2025, or its results of operations for the three and nine months ended September 30, 2025, and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

About the Presentation of Supplemental Non-GAAP Financial Information

In this Current Report on Form 8-K, the Company has supplemented its financial measures prepared in accordance with GAAP with non-GAAP net loss.

Non-GAAP net loss is the Company’s net loss, adjusted to exclude net loss from discontinued operations, net of income taxes, interest expense, net, income taxes, depreciation and amortization, stock-based compensation, change in fair value of earnout receivable, contingent purchase compensation expense, foreign currency impact and other, acquisition and due diligence costs, (gain) loss on asset disposition, severance and executive transition costs, other non-recurring items, and non-GAAP net loss from discontinued operations.

Reconciliations of non-GAAP net loss to the most closely comparable GAAP financial measure, including a breakdown of the excluded items noted above, is included below. Non-GAAP net loss is not calculated and presented in accordance with GAAP and should not be considered as an alternative to net income (loss) or any other financial measures so calculated and presented, nor as an alternative to cash flow from operating activities as a measure of liquidity.

The Company has provided this non-GAAP financial measure because management believes such information to be an important supplemental measure of performance that is commonly used by securities analysts, investors and other interested parties in the evaluation of companies in its industry. Management also uses this information internally for forecasting, budgeting and measuring annual bonus compensation targets for executive personnel, including the Company’s named executive officers. Non-GAAP net income (loss) provides management and investors consistency and comparability with the Company’s past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of items that are often unrelated to overall operating performance. Other companies (including the Company’s competitors) may define this non-GAAP financial measure differently. This non-GAAP financial measure may not be indicative of the historical operating results of Veritone or predictive of potential future results. Investors should not consider this non-GAAP financial measure in isolation or as a substitute for analysis of the Company’s results as reported in accordance with GAAP.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements, including without limitation, statements regarding our expected total revenue, net loss and non-GAAP net loss for the three and nine months ended September 30, 2025. In addition, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “outlook,” “should,” “could,” “estimate,” “confident” or “continue” or the plural, negative or other variations thereof or comparable terminology are intended to identify forward-looking statements, and any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements speak only as of the date hereof, and are based on management’s current assumptions, expectations, beliefs and information. As such, our actual results could differ materially and adversely from those expressed in any forward-looking statement as a result of various factors. Important factors that could cause such differences include, among other things: the finalization of our quarter-end results, our ability to continue as a going concern, including our ability to service our debt obligations as they come due over the next twelve months and beyond; our ability to repay or refinance our debt prior to its scheduled maturity; our ability to expand our aiWARE SaaS business; declines or limited growth in the market for AI-based software applications and concerns over the use of AI that may hinder the adoption of AI technologies; our requirements for additional capital and liquidity to support our operations, our business growth, service our debt obligations and refinance maturing debt obligations, and the availability of such capital on acceptable terms, if at all; our ability to manage, and obtain the benefits from, our cost reduction efforts; our reliance upon a limited number of key customers for a significant portion of our revenue, and the corresponding risk of declines in key customers’ usage of our products and other offerings; our ability to realize the intended benefits of our acquisitions, sales, divestitures, and other existing or planned cost-saving measures, including the sale of our full service advertising agency, Veritone One, LLC, and our ability to successfully integrate our acquisition of Broadbean; our identification of existing material weaknesses in our internal control over financial reporting and plans for remediation; fluctuations in our results over time; the impact of seasonality on our business; our ability to manage our growth, including through acquisitions and expansion into international markets; our ability to enhance our existing products and introduce new products that achieve market acceptance and keep pace with technological developments; our expectations with respect to the future performance of our products, such as Intelligent Digital Evidence Management System and VDR, including as drivers of future growth; actions by our competitors, partners and others that may block us from using third party technologies in our aiWARE platform, offering it for free to the public or making it cost prohibitive to continue to incorporate such technologies into our platform; interruptions, performance problems or security issues with our technology and infrastructure, or that of third parties with whom we work; the impact of the continuing economic disruption caused by macroeconomic and geopolitical factors, including the Russia-Ukraine conflict, the Israel-Hamas war and conflict in the surrounding regions, financial instability, inflation and the responses by central banking authorities to control inflation, monetary supply shifts, high interest rates, the imposition of tariffs, trade tensions, and global trade disputes, and the threat of recession in the United States and around the world on our business and our existing and potential customers; and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Certain of these judgments and risks are discussed in more detail in our most recently-filed Annual Report on Form 10-K, and our Quarterly Reports on Form 10-Q and other periodic reports filed from time to time with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved. The forward-looking statements contained herein reflect our beliefs, estimates and predictions as of the date hereof, and we undertake no obligation to revise or update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events for any reason, except as required by law.

Veritone, Inc.

Reconciliation of Expected Non-GAAP Net Loss Range to Expected GAAP Net Loss Range (unaudited)

(in millions)

	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2025
Net loss	$(29.3) to $(19.3)	$(76.0) to $(66.0)
Interest expense, net	$2.9	$9.0
Income taxes	$1.0 to $-	$1.6 to $0.6
Depreciation and amortization	$7.4	$21.5
Stock-based compensation expense	$1.6	$5.1
Change in fair value of earnout receivable	$8.0 to $-	$7.2 to $(0.8)
Contingent purchase compensation expense	$0.1	$0.3
Foreign currency impact and other	$0.1	$(0.1)
Acquisition and due diligence costs	$-	$0.9
Severance and executive transition costs	$0.2	$1.7
Other non-recurring items	$2.0 to $1.5	$3.0 to $2.5

Non-GAAP net loss	$(6.0) to $(5.5)	$(25.8) to $(25.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITONE, INC.

By:	/s/ MICHAEL L. ZEMETRA
Michael L. Zemetra
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Date: October 15, 2025

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